Summary Prospectus
November 1, 2018

Meridian Small Cap Growth Fund

Link to Prospectus	Link to SAI

Class A Shares: MSGAX; Class C Shares: MSGCX; Investor Class Shares: MISGX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meridianfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-466-6662 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.meridianfund.com/literature/regulatory-documents. To obtain a prospectus, please contact your investment representative or the Fund’s transfer agent at 800-446-6662. The Fund’s prospectus and statement of additional information, each dated November 1, 2018, along with the Fund’s most recent annual report dated June 30, 2018, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The MERIDIAN SMALL CAP GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of small capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A Shares	Class C Shares	Investor Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	1.00%	NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	NONE	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	1.00%	0.00%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Other Expenses	0.16%	0.15%	0.16%
Total Annual Fund Operating Expenses[1]	1.46%	2.20%	1.21%
Fee Waivers and/or Expense Reimbursements and Recoupment	N/A	N/A	N/A
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment[2],3	1.46%	2.20%	1.21%

[1]

Please note that Total Annual Fund Operating Expenses in the table above does not correlate to the ratio of Operating Expenses Before Waivers/Reimbursements/Reductions to Average Net Assets found in the “Financial Highlights” section of this prospectus since the latter reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Meridian Funds | www.meridianfund.com

Meridian Small Cap Growth Fund

Link to Prospectus	Link to SAI

[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Small Cap Growth Fund so that the ratio of expenses to average net assets of the Meridian Small Cap Growth Fund (excluding acquired fund fees and expenses, dividend expenses on securities sold short, and interest expenses on short sales) does not exceed 1.60% for Class A, 2.25% for Class C and 1.35% for Investor Class. These expense limitations may not be amended or withdrawn until one year after the date of this prospectus. To the extent acquired fund fees are excluded from the waiver and reimbursement calculation, “Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements” will be higher. The total annual fund operating expenses in this fee table may therefore differ from the expense ratios in the financial highlights in this prospectus because the financial highlights include only the Fund’s direct operating expenses and do not include fees or expenses incurred indirectly by the Fund through its investments in the underlying fund(s).

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares, Class C shares or Investor Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class C Shares	$323	$688	$1,180	$2,534
Investor Class Shares	$123	$384	$665	$1,466

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$715	$1,010	$1,327	$2,221
Class C Shares	$223	$688	$1,180	$2,534
Investor Class Shares	$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2018, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (including common stocks, preferred stocks and securities convertible into common and preferred stocks) of U.S. small capitalization companies. In the view of the Investment Adviser, small capitalization companies are defined as companies whose total market capitalization falls within the range of companies included in the Russell 2000® Growth Index or the S&P SmallCap 600® Index at the time of purchase. Both indices are broad indices of small capitalization stocks. As of September 30, 2018, the market capitalization of the companies in these indices ranged from approximately $11 million to $7.7 billion. The Fund may also invest up to 20% of its net assets in securities of companies of any market capitalization.

Meridian Funds | www.meridianfund.com

Meridian Small Cap Growth Fund

Link to Prospectus	Link to SAI

The portfolio managers apply a “bottom up” fundamental research process in selecting investments. In other words, the portfolio managers analyze individual companies to determine if a company presents an attractive investment opportunity and if it is consistent with the Fund’s investment strategies and policies.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in equity securities of small capitalization companies. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Growth Securities Risk — Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Sector Concentration Risk — The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period. The Fund anticipates it will typically invest a significant portion of its assets in the information technology (IT) sector, the industrials sector and the health care sector and, therefore, the Fund’s performance could be negatively impacted by events affecting these sectors.

The information technology sector includes, for example, internet, semiconductor, software, hardware, and technology equipment companies. The IT sector may be adversely affected by, among other things, the supply and demand for specific products and services, the pace of technological development, and government regulation. The industrials sector may be adversely affected by, among other things, changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions. The health care sector is subject to extensive government regulation and its profitability can be adversly affected by, among other things, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, and increased emphasis on the delivery of healthcare through outpatient services.

Securities Lending Risk — The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

Meridian Funds | www.meridianfund.com

Meridian Small Cap Growth Fund

Link to Prospectus	Link to SAI

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Investor Class shares from year-to-year. The performance of the Fund’s other share classes would have differed from the Investor Class shares only to the extent that such classes have higher expenses than the Investor Class shares, which would have resulted in lower performance.

The Fund’s Benchmark is the Russell 2000® Growth Index. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Investor Class shares highest quarterly return was 13.03% (for the quarter ended December 31, 2014); and the lowest quarterly return was –12.41% (for the quarter ended September 30, 2015).

For the period January 1, 2018 through September 30, 2018, the total return of the Fund’s Investor Class shares was 20.87%.

Average Annual Total Returns

(For the year ended December 31, 2017)

MERIDIAN SMALL CAP GROWTH FUND	1 Year	Life of Class
Investor Class Shares (12/16/13)
Return Before Taxes	22.83%	14.57%
Return After Taxes on Distributions	21.12%	13.70%
Return After Taxes on Distributions and Sale of Fund Shares[1]	13.35%	11.20%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	22.17%	10.47%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

Meridian Funds | www.meridianfund.com

Meridian Small Cap Growth Fund

Link to Prospectus	Link to SAI

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

ArrowMark Colorado Holdings, LLC

Portfolio Managers

Chad Meade serves as a Co-Portfolio Manager of the Fund. Mr. Meade, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

Brian Schaub, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. Schaub, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

Purchase and Sale of Fund Shares

Effective as of June 30, 2018, the Meridian Small Cap Growth Fund will no longer accept offers to purchase Class A, Class C, and Investor Class shares of the Fund, unless the purchase is made pursuant to or by:

•	Current Class A, Class C, and Investor Class shareholders;

•	Financial intermediaries and advisors investing on behalf of clients currently invested in the Fund;

•

Sponsors of wrap programs or model portfolios who include the Fund as part of a discretionary fee- based program or model portfolio on behalf of current and new clients with pre-approval by the ArrowMark Colorado Holdings, LLC (the “Adviser”);

•	Existing and new participants in employer-sponsored retirement plans that currently offer the Fund as an investment option;

•	Investment consultants with clients currently invested in the Fund or an exception request for a new client opportunity has been pre-approved by the Adviser.

The Fund will continue to offer Institutional Class shares as described in the Fund’s prospectus and statement of additional information for that share class. The Fund’s Legacy Class shares will continue to be closed to new investors as described in the Fund’s prospectus and statement of additional information for that share class.

The Board of Directors (the “Board”) reserves the right to re-open the Class A, Class C, and Investor

Class shares of the Fund to new investors at any time or to modify the extent to which future sales of shares are limited. The Fund reserves the right to permit the establishment of new accounts under circumstances not identified above, and to reject any purchase order or rescind any exception listed in this supplement that the Board determines does not benefit the Fund and its shareholders.

The following table shows the minimum investment amounts for purchasing share classes of the Meridian Small Cap Growth Fund.

Class	Minimum Initial Investment		Minimum Subsequent Investment	Distribution Fee
Class A Shares	$2,500	[1]	$50	0.25%
Class C Shares	$2,500	[1]	$50	1.00%
Investor Class Shares	$99,999		NONE	NONE

[1]	Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Investment Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

Meridian Funds | www.meridianfund.com

Meridian Small Cap Growth Fund

Link to Prospectus	Link to SAI

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts. The minimum investment for the Investor Class shares is $99,999 per Fund account for non-retirement accounts. Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum. Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information. Accounts that are a part of certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

Tax Information

Any distributions you receive from a Fund will be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary for more information.

Meridian Funds | www.meridianfund.com